SCHEDULE 14A INFORMATION

Proxy Statement Pursuant To Section 14(a) of the Securities

Exchange Act of 1934

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☐	Preliminary Proxy Statement	☐	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive additional materials

☐	Soliciting material Pursuant to Rule 14a-11(c) or Rule 14a-12

REED’S, INC.

(Name of Registrant as Specified in Its Charter)

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REED’S, Inc.

13000 South Spring Street, Los Angeles, California 90061

Ph: (310) 217-9400 • Fax: (310) 217-9411

www.reedsgingerbrew.com

Message from the Founder, Chairman and CEO

November 16, 2012

To Our Shareholders:

We have had over three years of over 20 percent growth per quarter. Our core brands of Reed's Ginger Brews and Virgil's continue to be the dominant growth factors and focus of the business. Our recent launch of Reed's Culture Club Kombucha is adding acceleration to our brand growth. We launched four flavors; hibiscus grapefruit ginger, lemon raspberry ginger, goji ginger and cranberry ginger. Early indications are that Culture Club Kombucha is quickly establishing itself as a player in the Kombucha catagory. Our early data on sales show that each of our new Kombucha flavors are selling at or better than our top selling beverages in natural food stores. In some stores, our combined sales of our Kombucha exceeds all our other products combined. We are shooting to become a dominant player in a very fast growing beverage category. Kombucha sales in natural foods are 4 to 5 times larger than the natural soft drink category and growing at a fast clip. Placement of this new line is moving at a very aggressive pace and is closing on 1,000 accounts already. We hope to have full natural foods distribution sometime in 2013.

During the worst time of the economy, we started producing non competitive private label products for some of the largest supermarket chains in the country. Private label has not only significantly increased our gross profits but has transformed our business in the following important ways. We have created over 80 new beverages for our private label customers since starting the private label program which has honed our skills as beverage development experts. We have transformed our plants to be certified at the highest quality standards of the food industry. We have in house design capability and an exclusive chinese glass manufacturing relationship that gives us capability and costing advantages in the marketplace. We have active partnerships with some of the largest supermarket chains in the country. There is growing list of national chain retailers that now rely on us for their specialty and natural beverage design and fulfillment.

Fiscal 2012 Highlights:

•	Sales for the first nine months 2012 increased 26% to a $22.3 million vs. $17.7 million in first nine months of 2011;
•	Modified EBITDA for the first nine months 2012 was $1,494,000, vs. modified EBITDA of $694,000 in for the first nine months 2011;
•	Working capital was $3.2 million at 9/30/12 versus $2.6 million at 12/31/11;
•	Gross Profits for the first nine months of 2012 increased 33% to $7.1 million vs. $5.4 million in the first nine months of 2011.

Operation 2012 Highlights:

•	Brought a major private label customers on board increasing the number to 8;
•	Began production/shipment of new Reed’s Chocolate Crystallized Ginger and Reed's Culture Club Kombucha;
•	Opened up new markets with mainstream DSD distributors in South Carolina, Tennessee, Utah, Michigan, San Francisco and Chicago;
•	Gained distribution in Tops and Spartan Supermarket Chains;
•	Increased the credit limit on their revolving line of credit from $3 million to $4 million, effective May 11, 2012;
•	Continued Los Angeles plant upgrades designed to increase capacity and efficiency;
•	Established a stronger partnership with our largest natural foods distributor (UNFI), which is anticipated to lead continued brand growth for 2012 and beyond.

Our plans for the future are built around the strategy that we will continue moving our branded products out into the Direct Store Delivery (DSD) network of beverage distributors and continue to build relationships with the grocery chains. We will continue to expand our brand offerings. We will continue to create new private label customers. As we move forward, we expect to go from a company that pushs its brands into the marketplace to one that drives sales by promoting and advertising the brands to create consumer demand. This change has begun with the hiring of a top level marketing consultant in late 2012. We’re developing marketing models and testing new pull campaigns to drive future growth. As we muscle up, expect to see more noise around our brands in the marketplace.

Summary Annual Statement of Operations
(in thousands)
Year ended	2008	2009	2010	2011
Sales	$15,277	$15,178	$20,376	$25,013
Cost of sales	10,593	10,451	14,313	17,680
Gross profit	4,684	4,727	6,063	7,405
As a percentage of sales	31%	31%	30%	30%
Freight and handling	1,298	1,116	1,728	2,307
As a percentage of sales	8%	7%	8%	9%
Selling, general and administrative expenses	6,957	5,044	5,059	5,021
As a percentage of sales	46%	33%	25%	20%
Net (loss) income from operations before non-recurring costs	(3,571)	(1,433)	(724)	77
Non-recurring costs		(641)		(327)
Net (loss) income from operations	(3,571)	(2,074)	(724)	(250)

We are very pleased that during a very tough economy, we have taken a gourmet beverage company and found a way to make it grow and flourish. We recognize the need to promote the success of the company to existing and new shareholders. This year, we expanded the number of non deal road shows and hired a new in house Investor Relations person. We will continue to invest time and energy in investor relations. But our main focus will be on business improvement. We, the Reed’s Inc. management team, are long term players. Our stock price this year has made us one of the top performing public companies. Entering 2013, we feel that our business is in as exciting a position to grow as ever. We will continue to work diligently to increase the value of the company.

Chris Reed

CEO, Founder

Reed's, Inc.

NASDAQ: REED

  REED’S, INC.

13000 South Spring Street

 Los Angeles, California 90061

NOTICE OF 2012 ANNUAL MEETING OF STOCKHOLDERS

To be held December 21, 2012

Dear Stockholder:

You are cordially invited to attend our annual meeting of stockholders at the corporate offices of Reed’s, Inc., located at 13000 South Spring Street, Los Angeles, California 90061 on Tuesday, December 21, 2012, at 10:00 a.m. Pacific Standard Time.  The business of the annual meeting will be to:

•	Elect Christopher J. Reed, Judy Holloway Reed, Mark Harris, Daniel S.J. Muffoletto and Michael Fischman to serve as directors until the 2013 annual meeting, or until each director’s successor is elected and qualified,

•	Ratify the selection of Weinberg & Company, P.A. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012, and

•	Discuss and resolve any other matters that properly come before the meeting.

A Proxy Statement and a proxy card are enclosed with this notice.  The Proxy Statement describes the business to be transacted at the meeting and provides other information about Reed’s, Inc. that you should know when you vote your shares.  You may vote your shares in person at the annual meeting or by using the enclosed proxy card or otherwise may transmit your voting instructions as described on the enclosed proxy card.  For admission to the meeting, all stockholders should come to the stockholder check-in table. Those who own shares in their own names should provide identification and have their ownership verified against the list of registered stockholders as of the record date. Please note, however, that if your shares are held of record by a broker, bank, or other nominee and you wish to vote at the meeting, you must obtain a proxy card issued in your name from the record holder. Stockholders of record as of the close of business on November 13, 2011 will be entitled to vote at the meeting, or any adjournments of the meeting.

* * * IMPORTANT NOTICE * * *

Regarding Internet Availability of Proxy Materials
for the 2012 Annual Meeting of Stockholders to be held on December 21, 2012

In accordance with new rules issued by the Securities and Exchange Commission, you may access our 2011 Annual Report and our Proxy Statement at
www.reedsgingerbrew.com

By Order of the Board of Directors,
/s/ Christopher J. Reed
Christopher J. Reed, Chairman

Los Angeles, California

November 16, 2012

Whether or not you plan to attend the annual meeting in person, you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the envelope provided or otherwise transmit your voting instructions as described on the enclosed proxy card.  Signing and returning a proxy will not prevent you from voting in person at the meeting.

PROXY STATEMENT

FOR THE 2012 ANNUAL MEETING OF STOCKHOLDERS

OF

REED’S, INC.

To Be Held on December 21, 2012

The enclosed proxy is solicited by the Board of Directors (the “Board”) of Reed’s, Inc., a Delaware corporation, for use at the 2012 Annual Meeting of Stockholders (the “Annual Meeting”) of Reed’s, Inc. and all postponements, continuations or adjournments thereof.  These proxy materials and the enclosed Annual Report on Form 10-K for the year ended December 31, 2011 (“Annual Report”) are being mailed to our stockholders on or about November 19, 2012.  In this Proxy Statement, we use the terms the “Company,” “Reed’s,” “we,” “our,” and “us” to refer to Reed’s, Inc.

Where and when is the Annual Meeting?  Our Annual Meeting will be held at the corporate offices of Reed’s, Inc., located at 13000 South Spring Street, Los Angeles, California 90061, on Friday, December 21, 2012 at 10:00 a.m. Pacific Standard Time.

Why did I receive these materials?  You received this Proxy Statement because you held shares of our common stock on November 13, 2012, the record date fixed by our Board, and you are entitled to vote at the Annual Meeting.  This Proxy Statement and a copy of our Annual Report will be mailed on or about November 19, 2012.   Although the Proxy Statement and Annual Report are being mailed together, the Annual Report is not incorporated into, and should not be deemed part of, this Proxy Statement.

Who can attend the Annual Meeting?  Only stockholders as of the record date, their authorized representatives, and invited guests will be able to attend the Annual Meeting.

Who is entitled to vote?  Only holders of record of our common stock at the close of business on November 13, 2012, the record date, are entitled to vote at the Annual Meeting.  Each share is entitled to vote on each matter properly brought before the meeting.  As of the record date, there were 11,991,662 shares of our common stock outstanding; and 47,077 shares of Series B preferred stock outstanding.  We have 47,077 shares of Series B preferred stock that do not have voting rights on any matters, including, without limitation, the election of directors.

Who are the proxies? The Board of Directors of the Company has appointed Christopher J. Reed, our Chairman of the Board and Chief Executive Officer, and Judy Holloway Reed, our Secretary and director, to serve as proxies at the Annual Meeting.  When you fill out your proxy card and return it, or if you vote electronically, you will be giving the proxies your instruction on how to vote your shares at the Annual Meeting.

How do I vote if I am a registered stockholder?  You may vote in person, electronically via the Internet, or by proxy.  Proxies are solicited to give all stockholders who are entitled to vote on the matters that come before the meeting the opportunity to do so whether or not they attend the meeting in person.  If you are a registered holder, you can vote your proxy card by mail, electronically via the Internet, or in person at the Annual Meeting.  If you choose to vote by mail, mark your proxy card enclosed with this Proxy Statement, date and sign it, and mail it in the postage-paid envelope.  If you wish to vote in person, you can vote the proxy card in person at the Annual Meeting. Signing and returning a proxy will not prevent you from voting in person at the meeting.

How do I vote electronically? If you are a registered stockholder, you may vote electronically via the Internet.  Please review the voting instructions on the proxy card.

How do I specify how I want my shares voted?  If you are a registered stockholder, you can specify how you want your shares voted on each proposal by marking the appropriate boxes on the proxy card.  Please review the voting instructions on the proxy card and read the entire text of the proposals and the positions of the Board of Directors in the Proxy Statement prior to marking your vote.  If your proxy card is signed and returned without specifying a vote, it will be voted according to the recommendation of the Board of Directors on that proposal.

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How do I vote if I am a beneficial stockholder?  If you are a beneficial stockholder, you have the right to direct your broker or nominee on how to vote your shares.  You should complete a voting instruction card which your broker or nominee is obligated to provide to you.  If you wish to vote in person at the meeting, you must first obtain from the record holder a proxy card issued in your name.

What items will be voted upon at the Annual Meeting?  The following items will be voted upon at the Annual Meeting:

(1)	the election of Christopher J. Reed, Judy Holloway Reed, Mark Harris, Daniel S.J. Muffoletto and Michael Fischman to serve as directors until the 2013 annual meeting, or until each director’s successor is elected and qualified;

(2)	the ratification of the selection of Weinberg & Company, P.A. as the Company’s independent registered public accounting firm to audit the financial statements of the Company for the fiscal year ending December 31, 2012; and

(3)	any other matters that properly come before the meeting.

The Board of Directors does not currently know of any other matters that may be brought before the meeting for a vote.  However, if any other matters are properly presented for action, it is the intention of the persons named on the proxy card to vote on them according to their best judgment.

What is the Board of Directors’ voting recommendation?  For the reasons set forth in more detail later in the Proxy Statement, the Board of Directors unanimously recommends a vote FOR the election of all nominees for director proposed by our Board (Proposal 1).  The Board of Directors has ratified the selection of Weinberg & Company, P.A. as the Company’s independent registered public accounting firm to audit the financial statements of the Company for the fiscal year ending December 31, 2012 which selection was made by the Company’s Audit Committee.  The Board of Directors recommends a vote FOR the ratification of the auditors (Proposal 2).

How can I provide my comments to the Company?  We urge you to let us know your feelings about the Company or to bring a particular matter to our attention by writing directly to us at Reed’s, Inc., 13000 South Spring Street, Los Angeles, California 90061, attention:  Judy Holloway Reed, Secretary.

How many votes are needed to have the proposals pass?  A majority of the votes cast at the Annual Meeting is required to elect the directors and a majority of the votes cast is required to ratify the selection of the auditors.

How are the votes counted?  You will have one vote for each share of our common stock that you owned on the record date.  If the proxy card is properly executed and returned prior to the Annual Meeting, the shares of common stock it represents will be voted as you instruct on the proxy card.  If a proxy card is unmarked, or if you indicate no vote, the shares of common stock it represents will be voted FOR the election of directors recommended by the Board, and FOR the ratification of the auditors.

No Cumulative Voting. Holders of common stock shall not be entitled to cumulate their votes for the election of directors or any other matters.

Abstentions.  Abstentions will be treated as present and entitled to vote for purposes of determining the presence of a quorum.  Abstentions will not constitute a vote FOR or AGAINST any matter, and thus will be disregarded in the calculation of shares voting or votes cast on any matter submitted to the stockholders for a vote.

Broker Non-Votes.  Broker non-votes, meaning shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote and as to which the broker has physically indicated on the proxy card that the broker or nominee does not have discretionary power to vote on a particular matter, will be counted as present and entitled to vote for purposes of determining the presence of a quorum.  However, for purposes of determining the outcome of any matter as to which the broker has physically indicated on the proxy card that it does not have discretionary authority to vote, those shares will be treated as not present and not entitled to vote with respect to that matter, even though those shares are considered present for quorum purposes and may be entitled to vote on other matters. Your broker will not have the discretion to vote your shares at the Annual Meeting on the proposal related to the election of directors or matters requiring the affirmative vote of the holders of a majority or greater of our outstanding common stock present and entitled to vote at the Annual Meeting if you do not provide your broker with voting instructions.

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Quorum.  A majority of the shares of common stock outstanding on the record date, represented in person or by proxy, will constitute a quorum at the Annual Meeting.  As of November 13, 2012 we had 11,991,662 shares of common stock outstanding.  The number of shares required to be represented in person or by proxy at the Annual Meeting to constitute a quorum is 5,995,832.

How can I revoke my proxy?  You may revoke your proxy at any time before it is voted at the meeting by taking one of the following three actions:

(1)	giving timely written notice of the revocation to our Secretary,

(2)	executing and delivering a proxy card with a later date, or

(3)	voting in person at the meeting.

How would my proxy be voted on other matters?  The persons named on the proxy card will have discretionary authority to vote on business other than Proposal 1 (the election of directors) and Proposal 2 (ratification of auditors) as may properly come before the Annual Meeting.

Who will pay for the costs involved in the solicitation of proxies?  This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Reed’s.  Reed’s will pay all costs of preparing, assembling, printing and distributing the proxy materials.  Copies of proxy materials will be furnished to brokerage houses, nominees, fiduciaries and custodians to forward to beneficial owners of common stock held in their names. Our employees, officers and directors may, for no additional compensation, solicit proxies on behalf of the Board of Directors through the mail, in person and by telecommunications.  Upon request, we will reimburse brokerage firms and other record holders for their reasonable expenses incurred for forwarding solicitation material to beneficial owners of stock.

Do stockholders have any dissenters’ right with regards to the matters proposed to be acted upon? There are no rights of appraisal or other similar rights of dissenters under the laws of the State of Delaware with respect to any of the matters proposed to be acted upon herein.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

We will only deliver one Proxy Statement to multiple stockholders sharing an address unless we have received contrary instructions from one or more of the stockholders. We will promptly deliver a separate copy of this Proxy Statement to a stockholder at a shared address to which a single copy of the document was delivered upon oral or written request:

Reed’s, Inc.

Attention: Judy Holloway Reed, Secretary

13000 South Spring Street

Los Angeles, California 90061

Tel: (310) 217-9400

Fax:  (310) 217-9411

Stockholders may also address future requests for separate delivery of Proxy Statements and/or annual reports by contacting us at the address listed above.  Stockholders sharing an address with another stockholder who has received multiple copies of the Company's proxy materials may contact us to request delivery of a single copy of these materials.

PROPOSAL NO. 1

ELECTION OF CHRISTOPHER J. REED, JUDY HOLLOWAY REED, MARK HARRIS, DANIEL S.J. MUFFOLETTO AND MICHAEL FISCHMAN TO SERVE AS DIRECTORS UNTIL THE 2013 ANNUAL MEETING, OR UNTIL EACH DIRECTOR’S SUCCESSOR IS ELECTED AND QUALIFIED

Our Bylaws provide that the number of directors on the Board of Directors shall be not less than one or more than seven. The Board of Directors is empowered to fix the number of directors from time to time and is currently set at five.Christopher J. Reed, Judy Holloway Reed, Mark Harris, Daniel S.J. Muffoletto and Michael Fischman are to be elected to our Board of Directors at the Annual Meeting. Proxies cannot be voted for a greater number of persons than the number of nominees named.

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The Board of Directors has nominated and approved the nominations of five persons to serve as directors until the 2013 annual meeting, or until each director’s successor is elected and qualified. All of the nominees currently serve on our Board of Directors.  Each of the nominees has agreed to continue to serve if elected.  Management expects that each of the nominees will be available for election, but if any of them is not a candidate at the time the election occurs, it is intended that the proxies will be voted for the election of another nominee to be designated by the Board of Directors to fill any vacancy. Additionally, the Board of Directors may elect additional members of the Board to fill any additional vacancies.

The nominees are as follows:

Name	Age	Current Position with the Company
Christopher J. Reed	54	President, Chief Executive Officer and Chairman of the Board
Judy Holloway Reed	53	Secretary, Director
Mark Harris	57	Director
Daniel S.J. Muffoletto	58	Director
Michael Fischman	57	Director

Business Experience of Nominees

Christopher J. Reed founded our company in 1987.  Mr. Reed has served as our Chairman, President and Chief Executive Officer since our incorporation in 1991.  Mr. Reed previously served as our Chief Financial Officer and was re-appointed as Chief Financial Officer on April 17, 2008.   Mr. Reed has been responsible for our design and products, including the original product recipes, the proprietary brewing process and the packaging and marketing strategies. Mr. Reed received a B.S. in Chemical Engineering in 1980 from Rennselaer Polytechnic Institute in Troy, New York.

Judy Holloway Reed has been with us since 1992 and, as we have grown, has run the accounting, purchasing and shipping and receiving departments at various times since the 1990s. Ms. Reed has been one of our directors since June 2004 and our Secretary since October 1996. In the 1980s, Ms. Reed managed media tracking for a Los Angeles Infomercial Media Buying Group and was an account manager with a Beverly Hills, California stock portfolio management company. She earned a Business Degree from MIU in 1981. Ms. Reed is the wife of Christopher J. Reed, our Chairman, President and Chief Executive Officer.

Mark Harris has been a member of our Board of Directors since April 2005.  Mr. Harris is an independent venture capitalist and has been retired from the work force since 2002. In late 2003, Mr. Harris joined a group of Amgen colleagues in funding NeoStem, Inc., a company involved in stem-cell storage, archiving, and research to which he is a founding angel investor. From 1991 to 2002, Mr. Harris worked at biotech giant Amgen managing much of the company’s media production for internal use and public relations. Mr. Harris spent the decade prior working in the aerospace industry at Northrop with similar responsibilities.

Daniel S.J. Muffoletto, N.D. has been a member of our Board of Directors from April 2005 to December 2006 and from January 2007 to the present.  Dr. Muffoletto has practiced as a Naturopathic Physician since 1986. He has served as chief executive officer of It’s Your Earth, a natural products marketing company, since June 2004.  From 2003 to 2005, Dr. Muffoletto worked as Sales and Marketing Director for Worthington, Moore & Jacobs, a Commercial Law League member firm serving FedEx, UPS, DHL and Kodak, among others.  From 2001 to 2003, he was the owner-operator of the David St. Michel Art Gallery in Montreal, Québec.  From 1991 to 2001, Dr. Muffoletto was the owner/operator of a Naturopathic Apothecary, Herbal Alter*Natives of Seattle, Washington and Ellicott City, Maryland.  The apothecary housed Dr. Muffoletto’s Naturopathic practice.  Dr. Muffoletto received a Bachelors of Arts degree in Government and Communications from the University of Baltimore in 1977 and conducted postgraduate work in the schools of Public Administration and Publication Design at the University of Baltimore from 1978 to 1979.  In 1986, he received his Doctorate of Naturopathic Medicine from the Santa Fe Academy of Healing, Santa Fe, New Mexico.

Michael Fischman has been a member of our Board of Directors since April 2005.  Since 1998, Mr. Fischman has served as president and chief executive officer of the APEX course, the corporate training division of the International Association of Human Values.  In addition, Mr. Fischman is a founding member and the director of training for USA at the Art of Living Foundation, a global non-profit educational and humanitarian organization, at which he has coordinated over 200 personal development instructors since 1997.

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Director Independence

The Board of Directors has determined that three members of our Board of Directors and nominees, Mr. Harris, Dr. Muffoletto and Mr. Fischman, do not have relationships that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these nominees is an “independent director” as defined under Rule 4200(a)(15) of the NASDAQ Stock Market, Inc. Marketplace Rules.  We intend to maintain at least three independent directors on our Board of Directors at all times in the future.

No Arrangements or Understandings

There are no arrangements or understandings pursuant to which a nominee has been or will be elected as a director.

Family Relationships

Other than the relationship of Christopher J. Reed and Judy Holloway Reed as husband and wife, none of our directors or executive officers are related to one another.

Legal Proceedings

To the best of our knowledge, none of the nominees are parties to any material proceedings adverse to Reed’s, have any material interest adverse to Reed’s or have during the past ten years:

•	been convicted in a criminal proceeding or been subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

•	had any bankruptcy petition filed by or against him/her or any business of which he/she was a general partner or executive officer, either at the time of the bankruptcy or within two years prior to that time;

•	been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his/her involvement in any type of business, securities, futures, commodities or banking activities;

•	been found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

•	been subject to, or party to, any judicial or administrative order, judgment, decree , or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of (i) any Federal or State securities or commodities law or regulation, (ii) any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order or (iii) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

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Vote Required

In accordance with applicable law and our Bylaws, the election of directors shall be by a majority of the votes cast. For the purposes of election of directors, although abstentions will count toward the presence of a quorum, they will not be counted as votes cast and will have no effect on the result of the vote. Brokers who hold shares in street name may not vote on behalf of beneficial owners with respect to Proposal 1 if they do not receive voting instructions from the beneficial owners. Unless a stockholder indicates otherwise, each signed proxy will be voted FOR the election of these nominees.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF CHRISTOPHER J. REED, JUDY HOLLOWAY REED, MARK HARRIS, DANIEL S.J. MUFFOLETTO AND MICHAEL FISCHMAN TO SERVE AS A DIRECTOR

PROPOSAL 2:

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Board’s Audit Committee recommends Weinberg & Company, P.A. (“Weinberg”) as the Company’s independent registered public accountants.  The Board of Directors requests that stockholders ratify its selection of Weinberg as our independent registered public accountants for the 2012 fiscal year.  If the stockholders do not ratify the selection of Weinberg, the Board of Directors will select another firm of accountants.  Representatives of Weinberg will not be present at the meeting although they were afforded the opportunity to attend.

Weinberg has been our independent registered public accounting firm for several fiscal years.

Audit Fees and Related Fees

The aggregate fees billed for each of the last two fiscal years for professional services rendered by Weinberg for the audit of annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were:

The following table shows the fees paid or accrued by us for the audit and other services provided by Weinberg for the years ended December 31, 2011 and 2010.

	2011	2010

Audit Fees	$66,000	$70,000
Audit-Related Fees	0	0
Tax Fees	0	0
All Other Fees	0	0
Total	$66,000	$70,000

As defined by the SEC, (i) “audit fees” are fees for professional services rendered by our principal accountant for the audit of our annual financial statements and review of financial statements included in our Form 10-K, or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years; (ii) “audit-related fees” are fees for assurance and related services by our principal accountant that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “audit fees;” (iii) “tax fees” are fees for professional services rendered by our principal accountant for tax compliance, tax advice, and tax planning; and (iv) “all other fees” are fees for products and services provided by our principal accountant, other than the services reported under “audit fees,” “audit-related fees,” and “tax fees.”

Our Audit Committee’s pre-approval policies and procedures, pursuant to paragraph (c)(7)(i) of Rule 2-01 of Regulation S-X, require the audit committee to pre-approve all accounting related activities prior to the performance of any services by any accountant or auditor.  In the year ended December 31, 2011, 100% of audit fees were pre-approved by the audit committee.

The percentage of hours expended on the principal accountant’s engagement to audit our financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full time, permanent employees was 0%.

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Vote Required

Ratification of the independent auditor requires the affirmative vote of a majority of the votes cast. For purposes of the vote on Proposal 2, abstentions and broker non-votes will not be counted as votes cast and thus will have no effect on the result of the vote although they will count towards the presence of a quorum for Proposal 2. Unless a stockholder indicates otherwise, each signed proxy will be voted FOR the ratification of the selection of Weinberg as the Company’s independent registered public accountants.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE SELECTION OF WEINBERG & COMPANY, P.A. AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR THE 2012 FISCAL YEAR

BOARD AND COMMITTEE MEETINGS

During the 2011 fiscal year, the Board of Directors met nine times and otherwise took action by unanimous written consent. A majority of the directors and a majority of the independent directors attended all meetings. Each member of a committee of our Board of Directors, with the exception of Michael Fischman, attended all of their respective committee’s meetings during the period he served thereon. During 2011 Michael Fischman attended less than 75% of the aggregate board meetings and committee meetings held.

The Company does not have a policy for Board meeting or committee meeting attendance because, pursuant to our Bylaws, members constituting a majority of directors constitute a quorum for meetings of the Board of Directors and a majority of our directors, including a majority of the independent directors, regularly attend all meetings.

ATTENDANCE OF BOARD MEMBERS AT ANNUAL STOCKHOLDERS’ MEETING

The Company does not have a policy for attendance of board members at annual stockholder’s meetings. Four of our directors attended our 2011 Annual Meeting of Stockholders.

BOARD STRUCTURE AND COMMITTEES

As of the date of this Proxy Statement, our Board of Directors has five directors and the following three standing committees: an Audit Committee, a Compensation Committee and a Governance Committee.  These committees were formed in January 2007.

Board Determination of Independence

Under applicable NASDAQ rules, a director will only qualify as an “independent director” if, in the opinion of the Board, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.  The Board has determined that Daniel S.J. Muffoletto, Mark Harris and Michael Fischman do not have relationships that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is an “independent director” as defined under Rule 4200(a)(15) of the NASDAQ Stock Market, Inc. Marketplace Rules and within the meaning of the Sarbanes Oxley Act of 2002, Section 301(3).  We intend to maintain at least three independent directors on our Board of Directors at all times in the future. We intend to maintain independent directors constituting our Audit Committee, Compensation Committee and Governance Committee as well.

Committees

The Board of Directors has established Audit, Compensation and Governance Committees. The Board has adopted a written charter for each of these three committees and Corporate Governance Guidelines that address the make-up and functioning of the Board. The Board has also adopted a Code of Business Conduct and Ethics that applies to all of the Company’s directors, officers and employees. The committee charters, Corporate Governance Guidelines and Code of Business Conduct and Ethics are posted on our website at www.reedsgingerbrew.com.

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Audit Committee.  Our Audit Committee oversees our accounting and financial reporting processes, internal systems of accounting and financial controls, relationships with independent auditors and audits of financial statements.  Specific responsibilities include the following:

•	selecting, hiring and terminating our independent auditors;

•	evaluating the qualifications, independence and performance of our independent auditors;

•	approving the audit and non-audit services to be performed by our independent auditors;

•	reviewing the design, implementation, adequacy and effectiveness of our internal controls and critical accounting policies;

•	overseeing and monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to financial statements or accounting matters;

•	reviewing, with management and our independent auditors, any earnings announcements and other public announcements regarding our results of operations; and

•	preparing the audit committee report that the Securities Exchange Commission (the “SEC”) requires in our annual proxy statement.

Our Audit Committee is comprised of Daniel S.J. Muffoletto, Mark Harris and Michael Fischman.  Dr. Muffoletto serves as Chairman of the Audit Committee.  We believe Dr. Muffoletto meets SEC requirements of an "audit committee financial expert" within the meaning of the Sarbanes Oxley Act of 2002, Section 407(b).

Compensation Committee.  Our Compensation Committee assists our Board of Directors in determining and developing plans for the compensation of our officers, directors and employees. Our Compensation Committee is comprised of Dr. Muffoletto, Mr. Harris and Mr. Fischman.

Specific responsibilities include the following:

•	approving the compensation and benefits of our executive officers;

•	reviewing the performance objectives and actual performance of our officers; and

•	administering our stock option and other equity compensation plans.

Governance Committee.  Our Governance Committee assists the Board of Directors by identifying and recommending individuals qualified to become members of our Board of Directors, reviewing correspondence from our stockholders, and establishing, evaluating and overseeing our corporate governance guidelines. Our Governance Committee is comprised of Dr. Muffoletto and Mr. Fischman.

Specific responsibilities include the following:

•	evaluating the composition, size and governance of our Board of Directors and its committees and making recommendations regarding future planning and the appointment of directors to our committees;

•	establishing a policy for considering stockholder nominees for election to our Board of Directors; and

•	evaluating and recommending candidates for election to our Board of Directors.

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Leadership Structure

The business of our Company is managed under the direction of the Board of Directors, which is elected by the Company's stockholders. The basic responsibility of the Board of Directors is to lead the Company by exercising its business judgment to act in what each director believes to be in the best interests of the Company and its stockholders. The Board of Director's current leadership structure combines the position of Chairman and Chief Executive Officer, and Christopher J. Reed, the Company's founder, holds that dual position. The Company believes that the combination of these two positions has been an appropriate and suitable structure for the Board's function and efficiency, as Mr. Reed serves as the direct link between senior management and the Board. Furthermore, as the Company's founder, Mr. Reed is in a position to provide critical insight to the Board and feedback to senior management through his long-term relationships and understanding of the Company's business and prospects.

Risk Oversight

The Board is responsible for overseeing management and the business and affairs of the Company, which includes the oversight of risk. In exercising its oversight, the Board has allocated some areas of focus to its committees and has retained areas of focus for itself. Pursuant to its charter, the Audit Committee is responsible for assuring that the Board is provided the information and resources to assess management’s handling of the Company’s approach to risk management. The Audit Committee also has oversight responsibility for the Company’s financial risk (such as accounting, finance, internal control and tax strategy), and the Audit Committee or the full Board receives and reviews, as appropriate, the reports of the Company’s internal auditors regarding the results of their annual Company-wide risk assessment and internal audit plan. Reports of all internal audits are provided to the Audit Committee. The Compensation Committee oversees compliance with the Company’s executive compensation plans and related laws and policies. The Governance Committee oversees compliance with governance-related laws and policies, including the Company’s Corporate Governance Guidelines. The Board as a whole has responsibility for overseeing management’s handling of the Company’s strategic and operational risks. Throughout the year, senior management reports to the Board the risks that may be material to the Company, including those disclosed in the Company’s quarterly and annual reports filed with the SEC. The goal of these processes is to achieve serious and thoughtful Board-level attention to the nature of the material risks faced by the Company and the adequacy of the Company’s risk management process and system. While the Board recognizes that the risks which the Company faces are not static, and that it is not possible to mitigate all risk and uncertainty all of the time, the Board believes that the Company’s approach to managing its risks provides the Board with the proper foundation and oversight perspective with respect to management of the material risks facing the Company.

Executive Sessions of Non-Management and Independent Directors

During 2011, the Company’s non-management directors, all of whom are considered to be “independent” as defined under Rule 4200(a)(15) of the NASDAQ Stock Market, Inc. Marketplace Rules and within the meaning of the Sarbanes Oxley Act of 2002, Section 301(3), were provided with the opportunity to meet in executive sessions of the Board in which management directors and other members of management did not participate. At each audit committee meeting, the independent board members are afforded time to ask questions of the auditors and/or hold private discussions without the Company management present.

Stockholder Communications with Our Board of Directors

Our Board of Directors has established a process for stockholders to communicate with the Board of Directors or with individual directors.  Stockholders who wish to communicate with our Board of Directors or with individual directors should direct written correspondence to our principal executive offices located at 13000 South Spring Street, Los Angeles, California 90061, attention: Judy Holloway Reed, Secretary.  Any such communication must contain:

•	a representation that the stockholder is a holder of record of our capital stock;

•	the name and address, as they appear on our books, of the stockholder sending such communication; and

•	the class and number of shares of our capital stock that are beneficially owned by such stockholder.

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Our Secretary will forward such communications to our Board of Directors or the specified individual director to whom the communication is directed unless such communication is unduly hostile, threatening, illegal or similarly inappropriate, in which case the Secretary has the authority to discard the communication or to take appropriate legal action regarding such communication.

NOMINATION OF DIRECTORS

Our Governance Committee determines the required selection criteria and qualifications of director nominees based upon our needs at the time nominees are considered.  In general, directors should possess the highest personal and professional ethics, integrity and values, and be committed to representing the long-term interests of our stockholders.  Moreover, our Governance Committee will strive to ensure that at least one director meets the criteria for an “audit committee financial expert” as defined by SEC rules and that the majority of the directors comprising the Board meet the definition of “independent director” under NASDAQ rules.

In addition to the above considerations, the Governance Committee will consider criteria such as strength of character and leadership skills; general business acumen and experience; broad knowledge of the industry; age; number of other Board seats; and willingness to commit the necessary time to ensure an active Board whose members work well together and possess the collective knowledge and expertise required by the Board of Directors.  The Governance Committee will consider these same criteria for candidates regardless of whether the candidate was identified by the Governance Committee, by stockholders, or any other source.

The Governance Committee will consider qualified candidates for possible nomination that are submitted by our stockholders. Stockholders wishing to make such a submission may do so by sending the requisite information to the Governance Committee at the address indicated herein under the heading “Stockholder Communications with Our Board of Directors.”  Any recommendations submitted to the Chairman should be in writing and should include whatever supporting material the stockholder considers appropriate in support of that recommendation, but must include the information that would be required under the rules of the SEC in a proxy statement soliciting proxies for the election of such candidate and a signed consent of the candidate to serve as a director of Reed’s, if elected.

The Governance Committee conducts a process of making a preliminary assessment of each proposed nominee based upon the resume and biographical information provided, an indication of the candidate’s willingness to serve and other background information, business experience, and leadership skills, all to the extent available and deemed relevant by the Governance Committee. This information is evaluated against the criteria set forth above and our specific needs at that time.  Based upon a preliminary assessment of the candidate(s), those who appear best suited to meet our needs may be invited to participate in a series of interviews, which are used as a further means of evaluating potential candidates.  On the basis of information learned during this process, the Governance Committee determines which candidate(s) to recommend to the Board to submit for election at the next stockholder meeting.  The Governance Committee uses the same process for evaluating all candidates, regardless of the original source of the nomination.

Our goal is to seek to achieve a balance of knowledge and experience on our Board.  To this end, we seek nominees with the highest professional and personal ethics and values, an understanding of our business and industry, diversity of business experience and expertise, a high level of education, broad-based business acumen, and the ability to think strategically.  Although we use the criteria listed above as well as other criteria to evaluate potential nominees, we do not have a stated minimum criteria for nominees. The Board does not use different standards to evaluate nominees depending on whether they are proposed by our directors and management or by our stockholders. To date, we have not paid any third parties to assist us in finding director nominees.

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AUDIT COMMITTEE REPORT

Notwithstanding anything to the contrary set forth in any of the Company's filings under the Securities Act of 1933, as amended (the "Securities Act"), or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that might incorporate future filings, including this Proxy Statement, in whole or in part, the following audit committee report shall not be deemed to be "soliciting material," is not deemed "filed" with the SEC and shall not be incorporated by reference into any filings under the Securities Act or Exchange Act whether made before or after the date hereof and irrespective of any general incorporation language in such filing except to the extent that the Company specifically requests that the information be treated as soliciting material or specifically incorporates it by reference into a document filed under the Securities Act or the Exchange Act.

The primary purpose of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities with respect to matters involving the accounting, financial reporting and internal control functions of the Company.  The Audit Committee has sole authority to select the Company’s independent registered public accounting firm.

The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by the independent registered public accounting firm and other financial professional services providers. These services may include audit services, audit-related services, tax services, and other services. Pre-approval generally is provided for up to one year and any pre-approval is detailed as to the particular service or category of services and generally is subject to a specific budget.  The Company’s independent registered public accounting firm and management report annually to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed.  All services provided by Weinberg and the related fees in the 2011 fiscal year were approved in accordance with the Audit Committee’s policy.

Management is responsible for preparing the Company’s financial statements so that they comply with generally accepted accounting principles and fairly presents the Company’s financial condition, results of operations and cash flows; issuing financial reports that comply with the requirements of the SEC; and establishing and maintaining adequate internal control structures and procedures for financial reporting.  The Audit Committee’s responsibility is to monitor and oversee these processes.

In furtherance of its role, the Audit Committee has an annual agenda, which includes periodic reviews of the Company’s internal controls and of areas of potential exposure for the Company such as litigation matters.  The Committee meets at least quarterly and reviews the Company’s interim financial results and earnings releases prior to their publication.

In this context, the Audit Committee has reviewed and discussed with management (i) the audited financial statements of the Company for the fiscal year ended December 31, 2011, (ii) the Company’s evaluation of the effectiveness of our internal control over financial reporting as of December 31, 2011 and (iii) the related opinions by the Company’s independent registered public accounting firm.  The Audit Committee also has discussed with Weinberg & Company, P.A. the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as currently in effect.  The Audit Committee also has received written disclosures and a letter from Weinberg regarding its independence from the Company as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with Weinberg the independence of that firm.  Based upon these materials and discussions, the Audit Committee has recommended to the Board of Directors that the Company’s audited consolidated financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2011.

The Audit Committee of the Board of Directors

Daniel S.J. Muffoletto

Mark Harris

Michael Fischman

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EXECUTIVE OFFICERS AND DIRECTORS

The following table sets forth certain information with respect to our current directors and executive officers:

Name	Position	Age

Christopher J. Reed	President, Chief Executive Officer and Chairman of the Board	54
Thierry Foucaut	Chief Operating Officer	48
James Linesch	Chief Financial Officer	58
Judy Holloway Reed	Secretary and Director	53
Mark Harris	Director	57
Daniel S.J. Muffoletto	Director	58
Michael Fischman	Director	57

Business Experience of Directors and Executive Officers

Christopher J. Reed founded our company in 1987.  Mr. Reed has served as our Chairman, President and Chief Executive Officer since our incorporation in 1991.  Mr. Reed previously served as our Chief Financial Officer and was re-appointed as Chief Financial Officer on April 17, 2008.  Mr. Reed has been responsible for our design and products, including the original product recipes, the proprietary brewing process and the packaging and marketing strategies.  Mr. Reed received a B.S. in Chemical Engineering in 1980 from Rennselaer Polytechnic Institute in Troy, New York.

Thierry Foucaut has been our Chief Operating Officer since May 2007.  Prior to joining us, Mr. Foucaut worked for six years as Chief Operating Officer of Village Imports, a $30 million specialty foods and beverage distributor in California, where he created and launched a line of sparkling lemonades and managed the company’s operations including multiple warehouses and fleets of DSD delivery trucks.  Mr. Foucaut spent 2000 with Eve.com, a leading San Francisco website specializing in retail sales of high end cosmetics.  Mr. Foucaut worked for L’Oréal Paris from 1994 through 1999 with growing marketing and sales responsibilities, including Product Manager from September 1994 to May 1996, South Europe Marketing Coordinator from June 1996 to July 1998 and Duty Free Key Account Executive from July 1998 to December 1999, managing large airport and airline clients over several European countries.  He earned a Master of Science degree from Ecole Centrale Paris in 1988, and an MBA from Harvard Business School in 1994.

James Linesch was appointed as Chief Financial Officer effective January 19, 2009. Mr. Linesch served as the chief financial officer of AdStar, Inc., a public company providing ad placement services and payment processing software for publishers, from February 2006 until January 2009.  He performed transaction intermediary services with MET Advisors, LLC from January 2005 until January 2006.  From June 2000 to October 2004, he served as chief financial officer of DynTek, Inc., an information technology (IT) services company.  From May 1996 until October 1999 he served as chief financial officer and president of CompuMed, Inc.  He also served as chief financial officer of Universal Self Care, Inc. from June 1991 until May 1996.  Mr. Linesch is a certified public accountant (CPA), having practiced with Price Waterhouse in Los Angeles.  He earned a BS degree in finance from California State University, Northridge, and an MBA from the University of Southern California.

Judy Holloway Reed has been with us since 1992 and, as we have grown, has run the accounting, purchasing and shipping and receiving departments at various times since the 1990s.  Ms. Reed has been one of our directors since June 2004, and our Secretary since October 1996.  In the 1980s, Ms. Reed managed media tracking for a Los Angeles Infomercial Media Buying Group and was an account manager with a Beverly Hills, California stock portfolio management company.  She earned a Business Degree from MIU in 1981.  Ms. Reed is the wife of Christopher J. Reed, our Chairman, President and Chief Executive Officer.

Mark Harris has been a member of our Board of Directors since April 2005.  Mr. Harris is an independent venture capitalist and has been retired from the work force since 2002.  In late 2003, Mr. Harris joined a group of Amgen colleagues in funding NeoStem, Inc., a company involved in stem-cell storage, archiving, and research to which he is a founding angel investor.  From 1991 to 2002, Mr. Harris worked at biotech giant Amgen managing much of the company’s media production for internal use and public relations. Mr. Harris spent the decade prior working in the aerospace industry at Northrop with similar responsibilities.

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Daniel S.J. Muffoletto, N.D. has been a member of our Board of Directors from April 2005 to December 2006 and from January 2007 to the present.  Dr. Muffoletto has practiced as a Naturopathic Physician since 1986.  He has served as chief executive officer of Its Your Earth, a natural products marketing company since June 2004.  From 2003 to 2005, Dr. Muffoletto worked as Sales and Marketing Director for Worthington, Moore & Jacobs, a Commercial Law League member firm serving FedEx, UPS, DHL and Kodak, among others.  From 2001 to 2003, he was the owner-operator of the David St. Michel Art Gallery in Montreal, Québec.  From 1991 to 2001, Dr. Muffoletto was the owner/operator of a Naturopathic Apothecary, Herbal Alter*Natives of Seattle, Washington and Ellicott City, Maryland.  The apothecary housed Dr. Muffoletto’s Naturopathic practice.  Dr. Muffoletto received a Bachelors of Arts degree in Government and Communications from the University of Baltimore in 1977, and conducted postgraduate work in the schools of Public Administration and Publication Design at the University of Baltimore from 1978 to 1979. In 1986, he received his Doctorate of Naturopathic Medicine from the Santa Fe Academy of Healing, Santa Fe, New Mexico.

Michael Fischman has been a member of our Board of Directors since April 2005.  Since 1998, Mr. Fischman has been President and chief executive officer of the APEX course, the corporate training division of the International Association of Human Values.  In addition, Mr. Fischman is a founding member and the director of training for USA at the Art of Living Foundation, a global non-profit educational and humanitarian organization at which he has coordinated over 200 personal development instructors since 1997.

Family Relationships

Other than the relationship of Christopher J. Reed and Judy Holloway Reed as husband and wife, none of our directors or executive officers are related to one another.

Legal Proceedings

To the best of our knowledge, none of our executive officers or directors are parties to any material proceedings adverse to Reed’s, have any material interest adverse to Reed’s or have, during the past ten years:

•	been convicted in a criminal proceeding or been subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

•	had any bankruptcy petition filed by or against him/her or any business of which he/she was a general partner or executive officer, either at the time of the bankruptcy or within two years prior to that time;

•	been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his/her involvement in any type of business, securities, futures, commodities or banking activities;

•	been found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

•	been subject to, or party to, any judicial or administrative order, judgment, decree , or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of (i) any Federal or State securities or commodities law or regulation, (ii) any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order or (iii) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

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Executive Compensation

The following table summarizes all compensation for fiscal years 2011 and 2010 received by our principal executive officer, principal financial officer and chief operating officer, who are the only executive officers of the Company in fiscal year 2011, our “Named Executive Officers”.

Name and Principal Position	Year	Salary	Bonus	Stock Awards	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation	Non-Qualified Deferred Compensation Earnings	All Other Compensation	Total
Christopher J. Reed, Chief Executive Officer (Principal Executive Officer)	2011	$190,000	$3,045	–	$19,000	–	–	$4,616(2)	$216,661
	2010	$200,000	–	$10,300	–	–	–	$4,616(2)	$214,916

James Linesch, Chief Financial Officer	2011	$175,400	$3,045	–	$15,200	–	–	–	$193,645
(Principal Financial Officer)	2010	$161,942	–	$10,300	$13,000	–	–	–	$185,242

Thierry Foucaut, Chief Operating Officer	2011	$180,000	$3,045	$–	$9,500	–	–	–	$192,545
	2010	$165,625	$51,000	$35,300	–	–	–	–	$251,925

(1)	The amounts represent the fair value for all share-based payment awards, calculated on the date of grant in accordance with Financial Accounting Standards, excluding any impact of assumed forfeiture rates.
(2)	Represents value of automobile provided to Christopher J. Reed.

Outstanding Equity Awards At Fiscal Year-End

The following table sets forth information regarding unexercised options and equity incentive plan awards for each Named Executive Officer outstanding as of December 31, 2011.

		Number of		Equity Incentive
	Number of	Securities		Plan Awards:
	Securities	Underlying		Number of
	Underlying	Unexercised		Securities
	Unexercised	Options		Underlying	Option	Option
	Options (#)	(#)		Unexercised	Exercise	Expiration
Name and Position	Exercisable	Unexercisable		Unearned Options	Price	Date
Christopher J. Reed, Chief Executive Officer	–	50,000	(1)	-	$1.14	12/22/16
James Linesch, Chief Financial Officer	50,000	25,000	(2)		$1.30	12/22/16
	6,667	13,333	(3)		$1.14	12/22/16
	–	40,000	(4)		$1.14	12/22/16
Thierry Foucaut, Chief Operating Officer	50,000	–			$7.55	06/03/12
	50,000	–			$1.34	12/22/16
	–	25,000	(5)		$1.14	12/22/16

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Vesting of Options:

(1)	25,000 will vest on 12/23/12 and 25,000 will vest on 12/23/13
(2)	25,000 vested on 01/03/12.
(3)	6,666 will vest on 12/30/12 and on 12/30/13
(4)	20,000 will vest on 12/23/12 and 20,000 will vest on 12/23/13
(5)	12,500 will vest on 12/23/12 and 12,500 will vest on 12/23/13

Director Compensation

The following table summarizes the compensation paid to our directors for the fiscal year ended December 31, 2011:

	Fees
	Earned or				Non-Equity
	Paid in		Stock	Option	Incentive Plan	All Other
Name	Cash		Awards	Awards	Compensation	Compensation	Total
Judy Holloway Reed	$900						$900
Mark Harris	$0						$0
Daniel S.J. Muffoletto	$11,893	(1)					$11,893
Michael Fischman	$675						$675

(1)	Since November 2007, Dr. Muffoletto receives $833 per month to serve as the Chairman of the Audit Committee.

2001 Stock Option Plan and 2007 Stock Option Plan

We are authorized to issue options to purchase up to 500,000 shares of common stock under our 2001 Stock Option Plan, and we are authorized to issue options to purchase up to 1,500,000 shares of common stock under our 2007 Stock Option Plan. On August 28, 2001, our board of directors adopted the 2001 Stock Option Plan and the plan was approved by our stockholders. On October 8, 2007, our board of directors adopted the 2007 Stock Option Plan and the plan was approved by our stockholders on November 19, 2007.

The plans permit the grant of options to our employees, directors and consultants. The options may constitute either “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code or “non-qualified stock options.” The primary difference between “incentive stock options” and “non-qualified stock options” is that once an option is exercised, the stock received under an “incentive stock option” has the potential of being taxed at the more favorable long-term capital gains rate, while stock received by exercising a “non-qualified stock option” is taxed according to the ordinary income tax rate schedule.

The plans are currently administered by the board of directors. The plan administrator has full and final authority to select the individuals to receive options and to grant such options as well as a wide degree of flexibility in determining the terms and conditions of options, including vesting provisions.

The exercise price of an option granted under the plan cannot be less than 100% of the fair market value per share of common stock on the date of the grant of the option. The exercise price of an incentive stock option granted to a person owning more than 10% of the total combined voting power of the common stock must be at least 110% of the fair market value per share of common stock on the date of the grant. Options may not be granted under the plan on or after the tenth anniversary of the adoption of the plan. Incentive stock options granted to a person owning more than 10% of the combined voting power of the common stock cannot be exercisable for more than five years.

When an option is exercised, the purchase price of the underlying stock will be paid in cash, except that the plan administrator may permit the exercise price to be paid in any combination of cash, shares of stock having a fair market value equal to the exercise price, or as otherwise determined by the plan administrator.

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If an optionee ceases to be an employee, director, or consultant with us, other than by reason of death, disability, or retirement, all vested options must be exercised within three months following such event. However, if an optionee’s employment or consulting relationship with us terminates for cause, or if a director of ours is removed for cause, all unexercised options will terminate immediately. If an optionee ceases to be an employee or director of, or a consultant to us, by reason of death, disability, or retirement, all vested options may be exercised within one year following such event or such shorter period as is otherwise provided in the related agreement.

When a stock award expires or is terminated before it is exercised, the shares set aside for that award are returned to the pool of shares available for future awards.

No option can be granted under the plan after ten years following the earlier of the date the plan was adopted by the board of directors or the date the plan was approved by our stockholders.

Equity Compensation Plan Information

The following table provides information, as of December 31, 2011, with respect to equity securities authorized for issuance under compensation plans:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in Column(a))(c)

Equity compensation plans approved by security holders	1,172,000	$1.55	828,000
Equity compensation plans not approved by security holders	2,006,870	$4.32	–

TOTAL	3,178,870	$3.30	828,000

Employment Agreements

We entered into an at-will employment agreement with James Linesch, our Chief Financial Officer, which provides for a current annual salary of $175,000 per year. In addition, we have granted Mr. Linesch options under our 2007 Stock Option Plan to purchase up to 75,000 shares of common stock which vest over a three year period ending January 19, 2012, 20,000 shares of common stock which vest over a three year period ending December 29, 2015, and 40,000 shares of common stock which vest over a two year period ending December 23, 2013.  In the event of a change in control of Reed’s, Inc., should Mr. Linesch’s employment terminate during the first 12 months after the sale, he will be entitled to three months severance.

Except as set forth above, there are no written employment agreements with any of our officers or key employees, including Christopher J. Reed.  Other than described above, we do not have any agreements that provide for severance upon termination of employment, whether in context of a change of control or not.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table reflects the beneficial common stock ownership of: (a) each of our directors, (b) each of our current named executive officers, (c) each person known by us to be a beneficial holder of 5% or more of our common stock, and (d) all of our executive officers and directors as a group, as of November 13, 2012.

Except as otherwise indicated below, the persons named in the table have sole voting and investment power with respect to all shares of common stock held by them.  Unless otherwise indicated, the principal address of each listed executive officer and director is 13000 South Spring Street, Los Angeles, California 90061.

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Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned (1)

Directors and Named Executive Officers
Christopher J. Reed (2)	3,162,725	26.3
Judy Holloway Reed (2)	3,162,725	26.3
Mark Harris (3)	4,281	*
Daniel S.J. Muffoletto, N.D.	0	0.0
Michael Fischman	0	0.0
James Linesch (4)	106,671	*
Thierry Foucaut (5)	63,799	*
Directors and executive officers as a group (7 persons)	3,337,476	27.7

There are no 5% or greater stockholders

 *   Less than 1%.

(1)	Beneficial ownership is determined in accordance with the rules of the SEC. Shares of common stock subject to options or warrants currently exercisable or exercisable within 60 days of November 13, 2012 are deemed outstanding for computing the percentage ownership of the stockholder holding the options or warrants but are not deemed outstanding for computing the percentage ownership of any other stockholder. Unless otherwise indicated in the footnotes to this table, we believe stockholders named in the table have sole voting and sole investment power with respect to the shares set forth opposite such stockholder’s name. Percentage of ownership is based on 11,991,662 shares of common stock outstanding as of November 13, 2012.
(2)	Consists of 3,137,725 shares of common stock options to purchase up to 12,500 shares of common stock. Does not include options to purchase up to 12,500 shares of common stock, which vest in December 2013. Christopher J. Reed and Judy Holloway Reed are husband and wife. The same number of shares of common stock is shown for each of them, as they may each be deemed to be the beneficial owner of all of such shares.
(3)	The address for Mr. Harris is 160 Barranca Road, Newbury Park, California 91320.
(4)	Consists of 73,338 shares of common stock and options to purchase up to 33,333 shares of common stock. Does not include options to purchase up to 26,667 shares of common stock, which vest in December 2013.
(5)	Consists of 51,299 shares of common stock and options to purchase up to 12,500 shares of common stock. Does not include options to purchase up to 12,500 shares of common stock, which vest in December, 2013.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Our board of directors has adopted written policies and procedures for the review of any transaction, arrangement or relationship between Reed’s and one of our executive officers, directors, director nominees or 5% or greater stockholders (or their immediate family members), each of whom we refer to as a “related person”, in which such related person has a direct or indirect material interest.

If a related person proposes to enter into such a transaction, arrangement or relationship, defined as a “related party transaction,” the related party must report the proposed related party transaction to our Chief Financial Officer.  The policy calls for the proposed related party transaction to be reviewed and, if deemed appropriate, approved by the Governance Committee. If practicable, the reporting, review and approval will occur prior to entry into the transaction.  If advance review and approval is not practicable, the Governance Committee will review, and, in its discretion, may ratify the related party transaction. Any related party transactions that are ongoing in nature will be reviewed annually at a minimum.   Prior to August 2005, we did not have independent directors on our Board to review and approve related party transactions. The entire board of directors reviewed related party transactions prior to August 2005. The Governance Committee reviewed and approved all related party transactions entered into after August 2005 and will continue to do so in the future.

Since the beginning of our fiscal year for the period ended December 31, 2011, we have participated in the following transactions in which a related person had or will have a direct or indirect material interest:

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Judy Holloway Reed, our Secretary and director, is Christopher J. Reed’s spouse.

During the year ended December 31, 2008, the Company entered into an agreement for the distribution of its products internationally. The agreement is between the Company and a company controlled by two brothers of Christopher Reed, Chief Executive Officer of the Company. The agreement requires the Company to pay 10% of the defined sales of the previous month. During the year ended December 31, 2011, the Company paid $65,000 for these services. Effective July 1, 2012, the Agreement was superseded by new terms that are primarily based on a per-case commission rate that is an amount consistent with market rates for independent brokers. There are no warrants included with the agreement currently in effect and no warrants vested under the performance terms of the original agreement.

In 2005, we added three independent directors to our board.  We will maintain at least three independent directors on our board in the future.  The board of directors, inclusive of at least a majority of these independent directors, who did not have an interest in the transactions and had access, at our expense, to our or independent legal counsel, resolved to reauthorize all material ongoing and past transactions, arrangements and relationships listed above.  In addition, all future material affiliated transactions and loans: (i) will be made or entered into on terms that are no less favorable to us than those that can be obtained from unaffiliated third parties, (ii) and any forgiveness of loans must be approved by a majority of our independent directors who do not have an interest in the transactions and who have access, at our expense, to our or independent legal counsel, and (iii) will comply with the Sarbanes-Oxley Act and other securities laws and regulations.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s officers, directors and persons beneficially owning more than 10% of the outstanding common stock of the Company to file reports of beneficial ownership and changes in beneficial ownership with the Securities and Exchange Commission (“SEC”).  Officers, directors, and greater than 10% beneficial owners of common stock are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.  Based solely upon a review of Forms 3, 4 and 5 and amendments thereto, Reed’s believes that during the fiscal year ended December 31, 200, all of our officers and directors filed timely file reports required by Section 16(a).

Legal Proceedings

There are no material proceedings to which any of our directors, officers or affiliates, any owner of record or beneficial owner of more than 5% of any class of our voting securities, or any associate of any such director, officer, affiliate, or security holder is a party adverse to Reed’s or has a material interest adverse to Reed’s.

Code of Ethics

We have adopted a code of ethics that applies to all our executive officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  Our code of ethics is posted on our website at www.reedsgingerbrew.com.

INVESTOR INFORMATION

All reports filed by the Company with the SEC are available free of charge via EDGAR through the SEC website at www.sec.gov.  In addition, the public may read and copy materials filed by Reed’s with the SEC at the SEC’s public reference room located at 450 Fifth St., N.W., Washington, D.C. 20549.  You can obtain information about the operation of the SEC’s Public Reference Room by calling the SEC at 1-800-SEC-0330.  Reed’s also provides copies of its Forms 8-K, 10-K, 10-Q, Proxy, Annual Report and press releases at no charge to investors upon request and makes electronic copies of such reports and press releases available through its website at www.reedsgingerbrew.com as soon as is practicable after filing such material with the SEC.  Requests should be sent to Reed’s, 13000 South Spring Street, Los Angeles, California 90061, attention: Judy Holloway Reed, Secretary.

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ANNUAL REPORT

Our Annual Report on Form 10-K for the fiscal year ended December 31, 2011 has been mailed to stockholders along with this Proxy Statement.  We will, upon written request and without charge, provide to any person solicited hereunder additional copies of our Annual Report on Form 10-K or exhibits thereto, for the year ended December 31, 2011, as filed with the Securities and Exchange Commission.  Requests should be addressed to 13000 South Spring Street, Los Angeles, California 90061, attention: Judy Holloway Reed, Secretary.  Also, such report may be obtained from our Internet homepage at www.reedsgingerbrew.com.

STOCKHOLDER PROPOSALS

Any stockholder who intends to submit a proposal at the 2013 Annual Meeting of Stockholders and who wishes to have the proposal considered for inclusion in the proxy statement and form of proxy for that meeting must, in addition to complying with the applicable laws and regulations governing submission of such proposals, deliver the proposal to us for consideration no later than August 23, 2013, which is 120 calendar days prior to the anniversary of this year’s meeting date (or such earlier date as may be specified in a Company filing under the Securities Exchange Act of 1934, as amended).  Rule 14a-4 of the SEC’s proxy rules allows a company to use discretionary voting authority to vote on matters coming before an annual meeting of stockholders, if the company does not have notice of the matter at least 45 days before the date corresponding to the date on which the company first mailed its proxy materials for the prior year’s annual meeting of stockholders.  Stockholder proposals should be sent to 13000 South Spring Street, Los Angeles, California 90061, attention: Judy Holloway Reed, Secretary.

Where the date of the annual meeting has been changed by more than 30 days from the date of the previous year's meeting, stockholders’ written notices must be received by us a reasonable time before we begin to print and mail proxy materials.

 Any stockholder filing a written notice of nomination for director must describe various matters regarding the nominee and the stockholder, including such information as name, address, occupation and shares held.  Any stockholder filing a notice to bring other business before a stockholder meeting must include in such notice, among other things, a brief description of the proposed business and the reasons for the business, and other specified matters.  Copies of those requirements will be forwarded to any stockholder upon written request.

OTHER MATTERS

We are not aware of any business to be presented for consideration at the meeting, other than that specified in this Proxy Statement.  If any other matters are properly presented at the meeting, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

It is important that proxies be returned promptly, whether or not you expect to attend the Annual Meeting in person.  We request that you complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for that purpose.  By returning your proxy promptly you can help us avoid the expense of follow-up mailings to ensure a quorum so that the meeting can be held.  Stockholders who attend the meeting may revoke a prior proxy and vote their proxy in person as set forth in this Proxy Statement.

By Order of the Board of Directors

/s/ Christopher Reed
Christopher J. Reed
Chairman of the Board

Los Angeles, California

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VOTE BY INTERNET – www.[____________]

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M.  Eastern Time the day before the cut-off date or meeting date.  Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to [_________________].

 TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK IN AS FOLLOWS:

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PROXY

REED’S, INC.

13000 South Spring Street

Los Angeles, California 90061

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

THE UNDERSIGNED HEREBY APPOINTS CHRISTOPHER J. REED AND JUDY HOLLOWAY REED, OR EITHER OF THEM ACTING ALONE, AS PROXIES OF THE UNDERSIGNED, WITH FULL POWER OF SUBSTITUTION, TO VOTE ALL THE SHARES OF COMMON STOCK OF REED’S, INC. HELD OF RECORD BY THE UNDERSIGNED ON NOVEMBER 13, 2012, AT THE 2012 ANNUAL MEETING OF STOCKHOLDERS HELD ON DECEMBER 21, 2012 OR ANY ADJOURNMENT THEREOF.

(Continued and to be marked, dated and signed, on the other side)

1.	To elect Christopher J. Reed, Judy Holloway Reed, Mark Harris, Daniel S.J. Muffoletto and Michael Fischman to serve as directors until the 2013 Annual Meeting of Stockholders.

FOR all nominees listed (except as marked to the contrary)

WITHHOLD AUTHORITY to vote for all nominees listed

01 Christopher J. Reed

02 Judy Holloway Reed

03 Mark Harris

04 Daniel S.J. Muffoletto

05 Michael Fischman

(Instruction: To withhold authority to vote for any individual nominee, place a line through the nominee’s name.)

2.	To ratify the appointment of Weinberg & Company, P.A. as the Company’s registered independent public accountants for the 2012 fiscal year.

	FOR	AGAINST	ABSTAIN

3.	In their discretion, upon the transaction of any other matters which may properly come before the meeting or any adjournment thereof.

	FOR	AGAINST	ABSTAIN

The shares represented by this proxy, when properly executed, will be voted as specified by the undersigned stockholder(s) in items 1, 2 and 3 above. If this card contains no specific voting instructions, the shares will be voted FOR the election of all nominees for director and FOR the ratification of Weinberg & Company, P.A. as the Company’s independent public accountants.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT FURNISHED IN CONNECTION THEREWITH, AND HEREBY RATIFIES ALL THAT THE SAID PROXIES MAY DO BY VIRTUE HEREOF.

Dated: December , 2012

Signature:

Signature if held jointly:

Please sign exactly as the name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.  If a corporation, please sign the corporate name by the president or other authorized officer.  If a partnership, please sign in the partnership name by an authorized person.